UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2017
Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K that Stone Energy Corporation filed with the Securities and Exchange Commission on February 27, 2017, concerning the completion of the disposition of approximately 86,000 net acres in the Appalachian regions of Pennsylvania and West Virginia to EQT Corporation, through its wholly owned subsidiary EQT Production Company, to include the pro forma financial information required by Article 11 of Regulation S-X.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma consolidated financial statements of Stone Energy Corporation as of December 31, 2016 and for the twelve months ended December 31, 2016 are attached as Exhibit 99.1 hereto.

(d) Exhibits

99.1	Unaudited pro forma consolidated financial statements of Stone Energy Corporation as of December 31, 2016 and for the twelve months ended December 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: March 3, 2017	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma consolidated financial statements of Stone Energy Corporation as of December 31, 2016 and for the twelve months ended December 31, 2016